Exhibit 99.1


                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS

The undersigned hereby certify, to the best of their knowledge, that the Quarterly Report on Form 10-Q of BriteSmile, Inc. for the period ended March 29, 2003, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of BriteSmile, Inc.

 Date:  May 13, 2003
                                  /s/  John L. Reed
                                  -------------------------
                                  John L. Reed
                                  Chief Executive Officer
                                  Principal Executive Officer)


                                  /s/  John C. Dong
                                  -------------------------
                                  John C. Dong
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)